UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21786

Voya Global Advantage and Premium Opportunity Fund

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: February 28

Date of reporting period: March 1, 2016 to August 31, 2016

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report

August 31, 2016

Voya Global Advantage and Premium Opportunity Fund

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This report is intended for existing current holders. It is not a prospectus. This information should be read carefully.

INVESTMENT MANAGEMENT
voyainvestments.com

TABLE OF CONTENTS

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Report	4
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	10
Summary Portfolio of Investments	19
Shareholder Meeting Information	24
Additional Information	25

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PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Fund. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Dear Shareholder,

Voya Global Advantage and Premium Opportunity Fund (the “Fund”) is a diversified, closed-end management investment company whose shares are traded on the New York Stock Exchange under the symbol “IGA.” The primary objective of the Fund is to provide a high level of income, with a secondary objective of capital appreciation.

The Fund seeks to achieve its investment objectives by investing at least 80% of its managed assets in a diversified global equity portfolio and employing an option strategy of writing index call options on a portion of its equity portfolio. The Fund also seeks to hedge most of its foreign currency exposure to seek to reduce volatility of total returns.

For the period ended August 31, 2016, the Fund made quarterly distributions totaling $0.56 per share, which were characterized by $0.42 per share return of capital and $0.14 per share net investment income.*

Based on net asset value (“NAV”), the Fund provided a total return of 9.52% for the period ended August 31, 2016.(1)(2) This NAV return reflects an increase in the Fund’s NAV from $10.71 on February 29, 2016 to $11.09 on August 31, 2016, after taking into account the quarterly distributions noted above. Based on its share price, the Fund provided a total return of 10.19% for the period ended August 31, 2016.(2)(3) This share price return reflects an increase in the Fund’s share price from $9.55 on February 29, 2016 to $9.95 on August 31, 2016, after taking into account the quarterly distributions noted above.

The global equity markets have witnessed a challenging and turbulent period. Please read the Market Perspective and Portfolio Managers’ Report for more information on the market and the Fund’s performance.

At Voya our mission is to help you grow and protect your wealth, by offering you and your financial advisor a range of global investment solutions. We invite you to visit our website at www.voyainvestments.com. Here you will find current information on our investment products and services, including our open- and closed-end funds and our retirement portfolios. You will see that Voya offers a broad range of equity, fixed income and multi-asset strategies that aim to fulfill a variety of investor needs.

Thank you for trusting Voya with your investment assets. We look forward to serving you in the months and years ahead.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
October 1, 2016

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

More complete information about the Fund, including the Fund’s daily New York Stock Exchange closing prices and net asset values per share, is available at www.voyainvestments.com or by calling the Fund’s Shareholder Service Department at (800) 992-0180. To obtain a prospectus for any Voya mutual fund, please call your financial advisor or a fund’s Shareholder Service Department at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

*	The final tax composition of dividends and distributions will not be determined until after the Fund’s tax year-end.

(1)	Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions, and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan.

(2)	Total returns shown include, if applicable, the effect of fee waivers and/or expense reimbursements by the investment adviser. Had all fees and expenses been considered, the total returns would have been lower.

(3)	Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions, and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan.

MARKET PERSPECTIVE:  SIX MONTHS ENDED AUGUST 31, 2016

Our fiscal year started with global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, having risen more than 6% in the previous 2-3 weeks. With some turmoil along the way, the Index managed to build on this gain to end up 11.48% for the fiscal half-year. (The Index returned 12.51% for the six-months ended August 31, 2016, measured in U.S. dollars.)

Intensifying global concerns had driven down the prices of risk assets well into February. The U.S. Federal Open Market Committee (“FOMC”) had started raising interest rates in December with the prospect of more to come in 2016. However, in the U.S., apart from employment, economic progress looked sluggish. The outlook was no better in the rest of the developed world where negative bond yields were increasingly common, created by central banks in Europe and Japan, even as the FOMC seemed headed in the opposite direction. This “policy divergence” among increasingly powerless central banks was surely untenable.

China was an ongoing concern with declining growth, policy missteps including a bungled currency devaluation and ballooning debt. Energy and commodities prices were falling, adding to deflationary pressures.

Many indices seemed to reach their nadir on February 11 before rebounding. There was no specific catalyst evident. At around this time the FOMC was toning down its expectations for further interest rate increases and signs of stabilization in China were emerging. Some major oil producing nations announced their intent to restrict output, which might put a floor under oil prices.

It is a measure of the changed market sentiment in the new fiscal year that when the talks among major oil producers to curtail production collapsed in mid-April, an immediate 7% fall in the price of a barrel of oil was recovered within a day.

Indeed, there was much comment in the financial press at this time about the uncertainties surrounding markets, not least the uncertainty of sentiment itself. The Wall Street Journal in early May wrote about the “contradictions and confusion” involved in the recent rally in risk assets, blaming years of weak economic growth and distortive central bank stimulus. Stocks, government bonds and gold had all rallied together. The price of oil had surged despite an adverse supply backdrop. The Japanese yen was strengthening even as the Japanese economy weakened. What was an investor to make of such markets?

Still, by the end of May, the domestic economy was delivering some more encouraging data. For the latest month, retail sales rose 1.3%; consumer prices rose 0.4%, the most in more than three years; housing starts jumped 6.6%; and industrial production rose 0.7%.

FOMC officials started talking about two to three rate increases in 2016, as faint U.S. gross domestic product growth in late 2015 and early 2016 would soon improve and employment was nearly full.

A surprisingly weak U.S. employment report on June 3 put paid to a rate increase that month. But worse was to come. On June 23, the British electorate unexpectedly voted to leave the European Union (“EU”). The strident voices of anti-globalization in other EU countries were likely to demand their own referendum. The potential disintegration of the world’s largest trading block had alarming implications for global demand and investment. Yet an initial 6% drop in the Index was mostly reversed by month end.

Indeed, the prices of risk assets resumed their recovery; the Index rose 4.56% in the two months through August. Perhaps some investors felt that central banks would intensify their monetary stimulus. If so, the U.S. still seemed to be moving in the opposite direction. Two strong employment reports took the unemployment rate below 4.9%. Core inflation was holding above 2%. Slim second quarter annualized growth of just 1.1% in gross domestic product concealed real final sales growth of 2.4%. By the end of August, Federal Reserve Vice Chair Stanley Fischer was again raising the prospect of two interest rate increases before year end.

In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) gained 3.68% in the fiscal half-year, while the Barclays U.S. Treasury Bond sub-index added 2.11%. Indices of riskier classes did better. The Barclays U.S. Corporate Investment Grade Bond sub-index rose 8.21%; the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) soared 15.56%.

U.S. equities, represented by the S&P 500® Index including dividends, jumped 13.60% in the six-months through August. The rebounding energy sector did best, returning 21.03%. The utilities sector was the weakest, up 8.14%. Late in the period, high-yielding “bond-proxy” sectors like utilities and telecoms weakened in favor of technology and financials in particular. S&P 500® companies’ earnings per share recorded their fifth straight year-over-year decline in the second quarter of 2016.

In currencies, the dollar fell 2.33% against the euro on reduced expectations for U.S. interest rate increases compared to February. The dollar gained 6.22% on the pound, having been in deficit before Britain’s vote to leave the EU, but lost 8.32% to the yen, on increasing skepticism that “Abenomics” would succeed in weakening that currency.

In international markets, the MSCI Japan® Index added 3.62%, probably reflecting the positive balance of improved prospects for China plus more monetary stimulus over the rising yen. The MSCI Europe ex UK® Index rose 6.19%, all in the first three months of the period. A sizeable loss in June due to Britain’s vote was almost exactly recovered in July and August. The MSCI UK® Index climbed 13.99%, its big multinational members actually benefiting from the weaker pound, the currency in which their substantial overseas earnings would be reported.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification as of August 31, 2016 (as a percentage of net assets)

United States	54.2%
United Kingdom	7.8%
Japan	6.5%
Switzerland	4.9%
Canada	4.1%
France	3.6%
Hong Kong	3.6%
Australia	3.4%
Finland	2.4%
Austria	2.1%
Countries between 0.2%–1.3%ˆ	3.9%
Assets in Excess of Other Liabilities	3.5%
Net Assets	100.0%
ˆ Includes 7 countries, which each represents 0.2%–1.3% of net assets.

Portfolio holdings are subject to change daily.

Voya Global Advantage and Premium Opportunity Fund (the “Fund”) is a diversified closed-end fund with the primary investment objective of providing a high level of income. Capital appreciation is a secondary investment objective. The Fund seeks to achieve its investment objectives by:

•	investing at least 80% of its managed assets in a portfolio of common stocks of companies located in a number of different countries throughout the world, including the United States; and

•	utilizing an integrated derivatives strategy.

Portfolio Management: The Fund is managed by Pieter Schop, Jeff Meys and Willem van Dommelen, Portfolio Managers, NNIP Advisors B.V. — the Sub-Adviser.

Equity Portfolio Construction: Under normal market conditions, the Fund will invest at least 80% of its managed assets in a diversified portfolio of equity securities across a broad range of countries, industries and market sectors. Equity securities held by the Fund may be denominated in both U.S. dollars and non-U.S. currencies. The Fund may invest up to 20% of its managed assets in securities issued by companies located in emerging markets when the Sub-Adviser believes they present attractive investment opportunities.

The Fund seeks to invest in a portfolio of approximately 100 to 150 equity securities and will select securities through an analysis of a company’s fundamentals in terms of sales, margins and capital use and other fundamental factors by the Sub-Adviser’s equity analysts, as well as quantitative factors. The Sub-Adviser seeks to identify opportunities in mispricing between its bottom-up fundamental analysis of a security’s value and the market price of individual stocks using a proprietary discounted cash flow valuation model and quantitative techniques. Investment opportunities with the highest conviction are selected from the resulting focus list to construct a diversified portfolio.

The Fund’s weighting between U.S. and international equities depends on the Sub-Adviser’s ongoing assessment of market opportunities for the Fund. Under normal market conditions, the Fund seeks to target at least a 40% weighting in international (ex-U.S.) equity securities.

The Fund seeks to target a relatively high active share in combination with a moderate tracking error as measured against the MSCI World IndexSM.

The Fund’s Integrated Option Strategy: The option strategy of the Fund is designed to seek gains and lower volatility of total returns over a market cycle by generally writing (selling) index call options on selected indices and/or exchange-traded funds (“ETFs”) in an amount equal to approximately 35% to 100% of the value of the Fund’s holdings in common stocks.

Top Ten Holdings as of August 31, 2016 (as a percentage of net assets)

Alphabet, Inc. — Class A	2.8%
AT&T, Inc.	2.7%
Pfizer, Inc.	2.5%
Visa, Inc. — Class A	2.5%
Merck & Co., Inc.	2.4%
Toronto-Dominion Bank	2.3%
British American Tobacco PLC	2.3%
Aflac, Inc.	2.2%
Discover Financial Services	2.2%
Vinci S.A.	2.2%

Portfolio holdings are subject to change daily.

The extent of call option writing activity depends upon market conditions and the Sub-Adviser’s ongoing assessment of the attractiveness of writing call options on selected indices and/or ETFs. Call options will be written (sold) usually at-the money, out-of-the-money or near-the-money and can be written both in exchange-listed option markets and over-the-counter markets with major international banks, broker-dealers and financial institutions.

The Fund writes call options that are generally short-term (between 10 days and three months until expiration). The Fund typically maintains its call positions until expiration, but it retains the option to buy back the call options and sell new call options.

Additionally, in order to reduce volatility of NAV returns, the Fund generally employs a policy to hedge major foreign currencies using foreign currency forwards or zero-cost collars.

In addition to the intended strategy of selling index call options, the Fund may invest in other derivative instruments such as futures for investment, hedging and risk-management purposes to gain or reduce exposure to securities, security markets and market indices consistent with its investment objectives and strategies. Such derivative instruments are acquired to enable the Fund to make market directional tactical decisions seeking to enhance returns, to protect against a decline in its assets or as a substitute for the purchase or sale of equity securities.

Performance: Based on net asset value (“NAV”), the Fund provided a total return 9.52% for the period ended August 31, 2016.(1) This NAV return reflects an increase in the Fund’s NAV from $10.71 on February 29, 2016 to $11.09 on August 31, 2016, after taking into account quarterly distributions. Based on its share price as of August 31, 2016, the Fund provided a total return of 10.19% for the period.(1) This share price return reflects an increase in the Fund’s share price from $9.55 on February 29, 2016 to $9.95 on August 31, 2016, after

PORTFOLIO MANAGERS’ REPORT	VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

taking into account quarterly distributions. The Fund’s reference index, the MSCI World IndexSM returned 12.51%. During the period, the Fund made quarterly distributions totaling $0.56 per share, which were characterized as $0.42 per share return of capital and $0.14 per share net investment income.(2) As of August 31, 2016, the Fund had 18,353,572 shares outstanding.

Portfolio Specifics: Equity Portfolio: The equity portfolio underperformed the MSCI World Index during the reporting period. The underperformance of the equity portfolio was mainly due to stock selection in the U.S., as well as stock selection in the energy, industrials and consumer discretionary sectors. This was offset by positive results in the health care and materials sectors.

Stock selection in the health care sector contributed to the Fund’s returns, due to strong performance from our holdings in Merck, Actelion, Shire, and Pfizer. In the materials sector, our positon in Austrian viscose producer Lenzing AG almost doubled in price during the reporting period on strong company results. In the industrials sector, our holdings in airlines Delta Airlines, Inc., Japan Airlines Co., Ltd., and International Consolidated Airlines Group, S.A. (owner of British Airways plc and Iberia Líneas Aéreas de España, S.A.) all fell during the reporting period, due to higher oil prices and lower seat prices which hurt revenues and margins. In the consumer discretionary sector, our positions in U.K. homebuilders Persimmon plc and Barratt Developments plc fell following the surprise Brexit vote which triggered concerns on U.K. growth prospects. In the energy sector, our holding in Valero Energy Corporation lagged as refiners didn’t benefit from the increase in the oil price.

Option Portfolio: The Fund generates premiums and seeks gains by writing (selling) call options on a variety of market indices on a portion of the value of the equity portfolio, and by implementing an equity market directional strategy on the same market indices via equity index futures.

During the reporting period, the Fund sold short-maturity options on the S&P 500® Index, the DJ Eurostoxx 50® Index, the Nikkei 225 Index and the FTSE 100 Index. The strike prices of the traded options were typically slightly out-of-the the money, and the expiration dates ranged between six and seven weeks. We maintained the coverage ratio at approximately 50% of portfolio assets during the reporting period.

During the period, all relevant markets increased in local currency terms. As could be expected in this environment, the option positions resulted in a negative contribution to the performance. However, this was partially offset by the futures overlay strategy which contributed positively to performance. The Fund continued its policy of hedging currencies back to the U.S. dollar to seek to reduce the volatility of net asset value returns. These currency hedges contributed negatively to performance during the period.

Outlook and Current Strategy: While markets have calmed following the Brexit vote, sentiment remains somewhat fragile as investors continue to face many uncertainties. Consequently, investor and corporate behavior reflects a cautious attitude. We believe that developed market economies on average are relatively resilient, though economic growth continues to be sub-par and sluggish. At the same time, low inflation is allowing central banks to maintain loose policies, such as the new corporate bond buying program of the European Central Bank.

An important headwind over recent months has been the severe downward revision of earnings growth outlooks. However, the current earnings season has so far generally beaten (low) expectations. Valuations across asset classes are mixed, though we believe equity valuations remain relatively attractive. Although the U.S. market valuations are nearing all-time highs, the impact of Brexit has translated into higher risk premiums in the market.

We believe current market conditions will continue until an earnings pickup becomes more visible, with the hope of a price return in line with earnings growth. We believe there will continue to be a tug of war between U.S. monetary policy, macro trends, earnings developments, risk perception and behavioral dynamics. In addition, we believe there are possible political risks, with the upcoming constitutional referendum in Italy in October and the U.S. presidential election in November, that may produce headwinds for markets.

(1)	Total returns shown include, if applicable, the effect of fee waivers and/or expense reimbursements by the investment adviser. Had all fees and expenses been considered, the total returns would have been lower.

(2)	The final tax composition of dividends and distributions will not be determined until after the Fund’s tax year-end.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

STATEMENT OF ASSETS AND LIABILITIES AS OF AUGUST 31, 2016 (UNAUDITED)

ASSETS:
Investments in securities at fair value*		$196,472,724
Cash		602,691
Cash collateral for futures		405,736
Cash pledged as collateral for OTC derivatives (Note 2)		2,400,000
Foreign cash collateral for futures**		1,667,051
Receivables:
Investment securities sold		1,259,241
Dividends		527,595
Foreign tax reclaims		387,435
Unrealized appreciation on forward foreign currency contracts		1,059,251
Prepaid expenses		1,797
Other assets		7,340
Total assets		204,790,861
LIABILITIES:
Unrealized depreciation on forward foreign currency contracts		438
Payable for investment management fees		146,163
Payable to custodian due to foreign currency overdraft***		168,242
Payable to trustees under the deferred compensation plan (Note 6)		7,340
Payable for trustee fees		1,003
Other accrued expenses and liabilities		85,191
Written options, at fair valueˆ		830,909
Total liabilities		1,239,286
NET ASSETS		$203,551,575
NET ASSETS WERE COMPRISED OF:
Paid-in capital		$193,001,271
Distributions in excess of net investment income		(588,085)
Accumulated net realized loss		(6,556,832)
Net unrealized appreciation		17,695,221
NET ASSETS		$203,551,575

*	Cost of investments in securities	$180,218,857
**	Cost of foreign cash collateral for futures	$1,667,051
***	Cost of foreign currency overdraft	$161,107
ˆ	Premiums received on written options	$1,193,813

Net assets		$203,551,575
Shares authorized		unlimited
Par value		$0.010
Shares outstanding		18,353,572
Net asset value		$11.09

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS for the six months ended August 31, 2016 (Unaudited)

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$3,299,999
Interest	84
Total investment income	3,300,083

EXPENSES:
Investment management fees	859,899
Transfer agent fees	8,210
Shareholder reporting expense	27,600
Professional fees	28,520
Custody and accounting expense	65,692
Trustee fees	3,010
Miscellaneous expense	8,157
Total expenses	1,001,088
Net investment income	2,298,995

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(4,507,873)
Foreign currency related transactions	(1,323,894)
Futures	664,953
Written options	(2,545,543)
Net realized loss	(7,712,357)
Net change in unrealized appreciation (depreciation) on:
Investments	21,819,423
Foreign currency related transactions	413,611
Futures	89,604
Written options	344,583
Net change in unrealized appreciation (depreciation)	22,667,221
Net realized and unrealized gain	14,954,864
Increase in net assets resulting from operations	$17,253,859
* Foreign taxes withheld	$167,496

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Six Months Ended August 31, 2016	Year Ended February 29, 2016
FROM OPERATIONS:
Net investment income	$2,298,995	$3,034,218
Net realized gain (loss)	(7,712,357)	29,228,506
Net change in unrealized appreciation (depreciation)	22,667,221	(52,525,412)
Increase (decrease) in net assets resulting from operations	17,253,859	(20,262,688)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(2,588,760)	(7,087,905)
Net realized gains	—	(13,468,096)
Return of capital	(7,689,240)	—
Total distributions	(10,278,000)	(20,556,001)
Net increase (decrease) in net assets	6,975,859	(40,818,689)

NET ASSETS:
Beginning of year or period	196,575,716	237,394,405
End of year or period	$203,551,575	$196,575,716
Distributions in excess of net investment income at end of year or period	$(588,085)	$(298,320)

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (Unaudited)

Selected data for a share of beneficial interest outstanding throughout each year or period.

	Per Share Operating Performance															Ratios and Supplemental Data
		Income (loss) from investment operations				Less distributions									Ratios to average net assets

	Net asset value, beginning of year or period	Net investment income gain (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Market value, end of year or period	Total investment return at net asset value(1)		Total investment return at market value(2)	Net assets, end of year or period (000’s)	Gross expenses prior to expense waiver/ recoupment(3)	Net expenses after expense waiver/ recoupment(3)(4)		Net investment income after expense waiver/ recoupment(3)(4)		Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	($000’s)	(%)	(%)		(%)		(%)
08-31-16	10.71	0.13	•	0.81	0.94	0.14	—	0.42	0.56	11.09	9.95	9.52		10.19	203,552	0.99	0.99		2.27		51
02-29-16	12.93	0.17		(1.27)	(1.10)	0.39	0.73	—	1.12	10.71	9.55	(8.48	)(5)	(10.96)	196,576	1.00	1.00		1.36		117
02-28-15	13.09	0.17		0.79	0.96	0.59	—	0.53	1.12	12.93	11.85	8.72		9.52	237,394	0.95	0.97		1.32		17
02-28-14	12.92	0.19		1.10	1.29	0.27	—	0.85	1.12	13.09	11.91	10.94		3.14	240,301	0.99	1.00		1.43		11
02-28-13	12.66	0.21		1.23	1.44	0.44	0.54	0.20	1.18	12.92	12.64	12.85		17.49	237,034	1.07	1.00		1.68		234
02-29-12	13.76	0.22	•	0.00 *	0.22	1.32	—	—	1.32	12.66	11.90	2.43		(3.44)	232,156	1.00	1.00		1.76		135
02-28-11	13.37	0.20		1.57	1.77	1.38	—	—	1.38	13.76	13.72	14.05		6.32	251,545	0.98	0.99	†	1.48	†	164
02-28-10	11.29	0.21	•	3.64	3.85	—	—	1.77	1.77	13.37	14.30	35.81		57.38	242,426	1.01	1.00	†	1.61	†	141
02-28-09	17.79	0.31	•	(4.95)	(4.64)	0.74	—	1.12	1.86	11.29	10.42	(26.96)		(28.32)	204,546	0.99	0.99	†	2.01	†	178
02-29-08	21.19	0.30	•	(0.73)	(0.43)	—	2.40	0.57	2.97	17.79	16.73	(2.40)		(7.87)	324,275	0.97	0.97	†	1.45	†	194
02-28-07	20.24	0.26		2.55	2.81	0.04	1.54	0.28	1.86	21.19	21.11	14.81		24.40	385,433	0.95	0.95		1.29		132

(1)	Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the dividend reinvestment plan. Total investment return at net asset value is not annualized for periods less than one year.

(2)	Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan. Total investment return at market value is not annualized for periods less than one year.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has entered into a written expense limitation agreement with the Fund under which it will limit the expenses of the Fund (excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(5)	Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended February 29, 2016, the Fund’s total return would have been (8.65)%.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of August 31, 2016 (Unaudited)

NOTE 1 — ORGANIZATION

Voya Global Advantage and Premium Opportunity Fund (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is organized as a Delaware statutory trust.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. The Investment Adviser has retained Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, to provide certain consulting services to the Investment Adviser. The Investment Adviser has engaged NNIP Advisors B.V. (“NNIP Advisors”), a subsidiary of NN Group N.V. (“NN Group”), domiciled in The Hague, The Netherlands and Voya IM to serve as sub-advisers to the Fund.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of the Fund is calculated by taking the value of the Fund’s assets, subtracting the Fund’s liabilities, and dividing by the number of shares that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, the Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Fund’s Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Fund’s forward foreign currency contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

NOTES TO FINANCIAL STATEMENTS as of August 31, 2016 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Fund’s valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Fund. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including each sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Summary Portfolio of Investments.

U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when the Fund has a significant amount of Level 3 investments.

For the period ended August 31, 2016, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Premium amortization and discount accretion are determined using the effective yield method. Dividend income is recorded on the ex-dividend date, or in the case of some foreign dividends, when the information becomes available to the Fund.

C.  Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions

Although the net assets and the market values are presented at the foreign exchange rates at Market Close,

NOTES TO FINANCIAL STATEMENTS as of August 31, 2016 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Distributions to Shareholders. The Fund intends to make quarterly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on investments. Such quarterly distributions may also consist of a return of capital. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. Distributions are determined annually in accordance with federal tax principles, which may differ from U.S. GAAP for investment companies.

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time depending on whether the Fund has gains or losses on the call options written on its portfolio versus gains or losses on the equity securities in the portfolio. Each quarter, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, other income or capital gains, and return of capital, if any. The final composition of the tax characteristics of the distributions cannot be determined with certainty until after the end of the Fund’s tax year, and will be reported to shareholders at that time. A significant portion of the Fund’s distributions may constitute a return of capital. The amount of quarterly distributions will vary, depending on a number of factors. As portfolio and market conditions change, the rate of dividends on the common shares will change. There can be no assurance that the Fund will be able to declare a dividend in each period.

E.  Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

F.  Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Risk Exposures and the Use of Derivative Instruments. The Fund’s investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Fund to pursue its objectives more quickly and efficiently, than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

NOTES TO FINANCIAL STATEMENTS as of August 31, 2016 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of the Fund to achieve its investment objectives.

Foreign Exchange Rate Risk. To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Fund through foreign currency exchange transactions.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.

Interest Rate Risk. Changes in short-term market interest rates will directly affect the yield on Common Shares. If short-term market interest rates fall, the yield on Common Shares will also fall. To the extent that the interest rate spreads on loans in the Fund’s portfolio experience a general decline, the yield on the Common Shares will fall and the value of the Fund’s assets may decrease, which will cause the Fund’s net asset value to decrease. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on assets in the Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. In the case of inverse securities, the interest rate paid by such securities generally will decrease when the market rate of interest to which the inverse security is indexed increases. With respect to investments in fixed rate instruments, a rise in market interest rates generally causes values of such instruments to fall. The values of fixed rate instruments with longer maturities or duration are more sensitive to changes in market interest rates.

As of the date of this report, market interest rates in the United States are at or near historic lows, which may increase the Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income and related markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income and related markets. Further, recent and potential changes in government policy may affect interest rates.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Fund and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.

Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap

NOTES TO FINANCIAL STATEMENTS as of August 31, 2016 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause the Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.

The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (and other countries outside of the European Union) is implementing similar requirements, which will affect the Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose the Fund to new kinds of costs and risks.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, the Fund generally enters into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Fund and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Fund may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of August 31, 2016, the maximum amount of loss the Fund would incur if the counterparties to its derivative transactions failed to perform would be $1,059,251 which represents the gross payments to be received by the Fund on open forward foreign currency contracts were they to be unwound as of August 31, 2016. As of August 31, 2016, there was no collateral posted to the Fund by any counterparty.

The Fund’s master agreements with derivative counterparties have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s NAV, which could cause the Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Fund’s Master Agreements.

As of August 31, 2016, the Fund had a liability position of $831,347 on open forward foreign currency contracts and written options with credit related contingent features. If a contingent feature would have been triggered as of August 31, 2016, the Fund could have been required to pay this amount in cash to its counterparties. As of August 31, 2016, the Fund had posted $2,400,000 in cash collateral for its open OTC derivatives transactions. There were no credit events during the period ended August 31, 2016 that triggered any credit related contingent features.

H.  Forward Foreign Currency Contracts and Futures Contracts. The Fund may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar

NOTES TO FINANCIAL STATEMENTS as of August 31, 2016 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

denominated investment securities. When entering into a forward foreign currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses on forward foreign currency contracts are included on the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

During the period ended August 31, 2016, the Fund used forward foreign currency contracts to hedge its investments in non-U.S. dollar denominated equity securities in an attempt to decrease the volatility of the Fund’s NAV. Please refer to the table following the Summary Portfolio of Investments for open forward foreign currency contracts at August 31, 2016.

During the period ended August 31, 2016, the Fund had average contract amounts on forward foreign currency contracts to buy and sell of $277,621 and $81,373,322, respectively.

The Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, the Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the period ended August 31, 2016, the Fund had purchased and sold futures contracts on various equity indices to enable the Fund to make market directional tactical decisions to enhance returns, to protect against a decline in its assets or as a substitute for the purchase or sale of equity securities. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Please refer to the table following the Summary Portfolio of Investments for open futures contracts at August 31, 2016.

During the period ended August 31, 2016, the Fund had average notional values on futures contracts purchased and sold of $12,101,310 and $2,385,988, respectively.

I.  Options Contracts. The Fund may purchase put and call options and may write (sell) put options and covered call options. The premium received by the Fund upon the writing of a put or call option is included in the Statement of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option or purchased put option or the purchase cost of the security for a written put option or a purchased call option is adjusted by the amount of premium received or paid. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

The Fund generates premiums and seeks gains by writing call options on indices on a portion of the value of the equity portfolio. Please refer to Note 7 for the volume of written option activity during the period ended August 31, 2016.

J.  Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTES TO FINANCIAL STATEMENTS as of August 31, 2016 (Unaudited) (continued)

NOTE 3 — INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments for the period ended August 31, 2016, excluding short-term securities, were $100,757,855 and $111,582,573, respectively.

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment management and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, payable monthly, based on an annual rate of 0.85% of the Fund’s average daily managed assets. For purposes of the Management Agreement, managed assets are defined as the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares). As of August 31, 2016, there were no preferred shares outstanding.

The Investment Adviser has entered into a consulting agreement with Voya IM (the “Consultant”). For its services, the Consultant will receive a consultancy fee from the Investment Adviser. No fee will be paid by the Fund directly to the Consultant. These services include, among other things, furnishing statistical and other factual information; providing advice with respect to potential investment strategies that may be employed for the Fund, including, but not limited to, potential options strategies; developing economic models of the anticipated investment performance and yield for the Fund; and providing advice to the Investment Adviser and/or sub-advisers with respect to the Fund’s level and/or managed distribution policy.

The Investment Adviser has entered into sub-advisory agreements with NNIP Advisors and Voya IM. Subject to policies as the Board or the Investment Adviser may determine, NNIP Advisors currently manages the Fund’s assets in accordance with the Fund’s investment objectives, policies and limitations. However, in the future, the Investment Adviser may allocate the Fund’s assets to Voya IM for management, and may change the allocation of the Fund’s assets among the two sub-advisers in its discretion, to pursue the Fund’s investment objective. Each sub-adviser would make investment decisions for the assets it is allocated to manage.

NOTE 5 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund under which it will limit the expenses of the Fund, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to 1.00% of average daily managed assets.

The Investment Adviser may at a later date recoup from the Fund for fees waived and/or other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.

As of August 31, 2016, there are no amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser.

The Expense Limitation Agreement is contractual through March 1, 2017 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

The Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the “notional” funds selected by the trustee (the “Notional Funds”). The Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per

NOTES TO FINANCIAL STATEMENTS as of August 31, 2016 (Unaudited) (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

share. Amounts will be deferred until distributed in accordance with the DC Plan.

NOTE 7 — TRANSACTIONS IN WRITTEN OPTIONS

Transactions in written OTC call options on equity indices were as follows:

	Number of Contracts	Premiums Received
Balance at 02/29/2016	106,200	$1,970,094
Options Written	427,900	5,639,758
Options Expired	(258,900)	(2,383,626)
Options Terminated in Closing Purchase Transactions	(169,600)	(4,032,413)
Balance at 08/31/2016	105,600	$1,193,813

NOTE 8 — CAPITAL SHARES

There was no capital shares activity during the period ended August 31, 2016 and during the year ended February 29, 2016.

NOTE 9 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions in the current period will not be determined until after the Fund’s tax year-end of December 31, 2016. The tax composition of dividends and distributions as of the Fund’s most recent tax year-end was as follows:

Tax Year Ended December 31, 2015
Ordinary Income	Long-term Capital Gain
$7,087,905	$13,468,096

The tax-basis components of distributable earnings as of December 31, 2015 were:

Undistributed Long-term Capital Gain	Unrealized Appreciation/ (Depreciation)
$2,815,858	$6,083,356

At December 31, 2015, the Fund did not have any capital loss carryforwards for U.S. federal income tax purposes.

The Fund’s major tax jurisdictions are U.S. federal and Arizona state.

As of August 31, 2016, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2011.

NOTE 10 — RESTRUCTURING PLAN

NNIP Advisors is an indirect, wholly-owned subsidiary of NN Group.

Prior to July 2014, NN Group was a wholly-owned subsidiary of ING Groep N.V. (“ING Groep”). In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. In connection with the amended Restructuring Plan, ING Groep was required to divest more than 50% of its shares in NN Group before December 31, 2015 and the remaining interest before December 31, 2016. In July 2014, ING Groep settled the initial public offering of NN Group. ING Groep stated its intention to divest its remaining stake in NN Group in an orderly manner and ultimately by the end of 2016. On the 14th of April 2016 ING Groep announced to sell its remaining stake in NN Group. This process has been finalized and ING Groep is no longer a shareholder of NN Group.

In 2014, in order to ensure that the existing sub-advisory services could continue uninterrupted in case a change of control situation under the 1940 Act would occur related to the divestment of NN Group by ING Groep, the Board approved new sub-advisory agreements for the Funds.

NOTES TO FINANCIAL STATEMENTS as of August 31, 2016 (Unaudited) (continued)

NOTE 10 — RESTRUCTURING PLAN (continued)

Shareholders of the Funds for which NNIP Advisors serves as a Sub-Adviser approved these new investment sub-advisory agreements. This approval also included approval of any future sub-advisory agreements prompted by the divestment of NN Group that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders of the Fund would not have another opportunity to vote on a new agreement with NNIP Advisors even if NNIP Advisors would undergo a change of control pursuant to ING Groep’s divestment of NN Group, as long as no single person or group of persons acting together would gain “control” (as defined in the 1940 Act) of NN Group.

On November 19, 2015, in anticipation of a change of control that would occur when the ownership interest of ING Groep in NN Group would drop below 25%, the Board, at an in-person meeting, approved new sub-advisory agreements. In January 2016, ING Groep further reduced its interest in NN Group below 25% to approximately 16.2% (the “November Offering”). The November Offering was deemed by the Investment Adviser and NNIP Advisors to be a change of control (the “Change of Control”). The new sub-advisory agreements, based on the Board approval of November 2015 and in connection with the Change of Control, became effective on January 8, 2016. At that time, NNIP Advisors represented that no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of NN Group. The terms of the new sub-advisory agreements are not materially different from the prior agreements. As a result, shareholders of the Fund have not been asked to vote again on the new agreements with NNIP Advisors.

NOTE 11 — SUBSEQUENT EVENTS

Dividends: Subsequent to August 31, 2016, the Fund made a distribution of:

Per Share Amount	Declaration Date	Payable Date	Record Date
$0.280	9/15/2016	10/17/2016	10/5/2016

Each quarter, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, capital gains, and return of capital, if any. A significant portion of the quarterly distribution payments made by the Fund may constitute a return of capital.

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

Voya Global Advantage and Premium Opportunity Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of August 31, 2016 (Unaudited)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 96.5%
		Australia: 3.4%
686,969		Fortescue Metals Group Ltd.	$2,528,044	1.2
557,163		Harvey Norman Holdings Ltd.	2,249,006	1.1
516,946		Scentre Group	1,928,567	1.0
42,154		Other Securities	290,655	0.1
			6,996,272	3.4

		Austria: 2.1%
35,877		Lenzing AG	4,250,741	2.1

		Belgium: 0.5%
11,366		Other Securities	934,270	0.5

		Canada: 4.1%
56,498		National Bank Of Canada	1,985,659	1.0
106,980		Toronto-Dominion Bank	4,773,883	2.3
104,840		Other Securities	1,599,080	0.8
			8,358,622	4.1

		Denmark: 0.5%
33,287		Other Securities	977,062	0.5

		Finland: 2.4%
84,340		Neste Oyj	3,512,945	1.7
66,468		UPM-Kymmene OYJ	1,336,004	0.7
			4,848,949	2.4

		France: 3.6%
31,346		Total S.A.	1,497,597	0.7
58,069		Vinci S.A.	4,411,909	2.2
47,508		Other Securities	1,446,906	0.7
			7,356,412	3.6

		Germany: 1.3%
10,271		Muenchener Rueckversicherungs-Gesellschaft AG	1,854,746	0.9
8,176		Other Securities	690,895	0.4
			2,545,641	1.3

		Hong Kong: 3.6%
381,551		CLP Holdings Ltd.	3,910,789	1.9
343,000		Wharf Holdings Ltd.	2,417,304	1.2
216,500		Other Securities	920,310	0.5
			7,248,403	3.6

		Italy: 0.2%
111,280		Other Securities	491,739	0.2

		Japan: 6.5%
96,100		Japan Airlines Co. Ltd.	2,933,176	1.5
89,800		Nippon Telegraph & Telephone Corp.	3,948,423	1.9
677,700		Other Securities	6,369,589	3.1
			13,251,188	6.5

		Netherlands: 0.2%
21,491		Other Securities	456,189	0.2

COMMON STOCK: (continued)
		Portugal: 0.4%
267,110		Other Securities	$897,386	0.4

		Singapore: 0.8%
130,400		United Overseas Bank Ltd.	1,719,514	0.8

		Switzerland: 4.9%
24,097		Actelion Ltd. — Reg	4,016,277	2.0
9,221	@	Partners Group	4,230,461	2.1
17,047		Other Securities	1,757,487	0.8
			10,004,225	4.9

		United Kingdom: 7.8%
472,319		BP PLC	2,655,173	1.3
73,749		British American Tobacco PLC	4,575,568	2.3
83,755		Imperial Brands PLC	4,393,215	2.2
239,864		National Grid PLC	3,300,999	1.6
32,272		Other Securities	894,414	0.4
			15,819,369	7.8

		United States: 54.2%
60,416		Aflac, Inc.	4,481,659	2.2
7,124	@	Alphabet, Inc. — Class A	5,626,891	2.8
2,013	@	Alphabet, Inc. — Class C	1,544,072	0.8
20,301		Altria Group, Inc.	1,341,693	0.7
23,697		American Electric Power Co., Inc.	1,530,115	0.8
298,013		Annaly Capital Management, Inc.	3,191,719	1.6
14,101		Apple, Inc.	1,496,116	0.7
132,780		AT&T, Inc.	5,428,046	2.7
39,299		CA, Inc.	1,332,629	0.7
33,026		Citigroup, Inc.	1,576,661	0.8
82,420		Delta Air Lines, Inc.	3,028,935	1.5
73,857		Discover Financial Services	4,431,420	2.2
13,944		Dr Pepper Snapple Group, Inc.	1,306,553	0.6
132,395		Duke Realty Corp.	3,722,947	1.8
59,535		Foot Locker, Inc.	3,907,877	1.9
49,873		Gilead Sciences, Inc.	3,909,046	1.9
96,983		Intel Corp.	3,480,720	1.7
77,248		Merck & Co., Inc.	4,850,402	2.4
33,332	@	Michael Kors Holdings Ltd.	1,631,601	0.8
24,380		Microsoft Corp.	1,400,875	0.7
16,051		Omnicom Group, Inc.	1,382,473	0.7
148,643		Pfizer, Inc.	5,172,776	2.5
32,870		Philip Morris International, Inc.	3,284,699	1.6
22,050		Rockwell Collins, Inc.	1,845,365	0.9
46,201	@	Spirit Aerosystems Holdings, Inc.	2,116,930	1.0
22,201		UnitedHealth Group, Inc.	3,020,446	1.5
34,688		Valero Energy Corp.	1,919,981	0.9
63,705		Visa, Inc. — Class A	5,153,735	2.5

See Accompanying Notes to Financial Statements

Voya Global Advantage and Premium Opportunity Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of August 31, 2016 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	United States: (continued)
43,324	Yum! Brands, Inc.	$3,929,920	1.9
578,241	Other Securities	23,270,440	11.4
		110,316,742	54.2

	Total Common Stock (Cost $180,218,857)	196,472,724	96.5
	Assets in Excess of Other Liabilities	7,078,851	3.5
	Net Assets	$203,551,575	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of August 31, 2016.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security.
Cost for federal income tax purposes is $180,218,869.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$21,164,110
Gross Unrealized Depreciation	(4,910,255)
Net Unrealized Appreciation	$16,253,855

Sector Diversification	Percentage of Net Assets
Financials	17.3%
Information Technology	13.0
Health Care	11.7
Consumer Discretionary	10.7
Industrials	10.1
Consumer Staples	9.0
Energy	5.7
Utilities	5.3
Telecommunication Services	4.9
Materials	4.8
Real Estate	4.0
Assets in Excess of Other Liabilities	3.5
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of August 31, 2016 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at August 31, 2016
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$6,996,272	$—	$6,996,272
Austria	—	4,250,741	—	4,250,741
Belgium	—	934,270	—	934,270
Canada	8,358,622	—	—	8,358,622
Denmark	—	977,062	—	977,062
Finland	—	4,848,949	—	4,848,949
France	—	7,356,412	—	7,356,412
Germany	—	2,545,641	—	2,545,641
Hong Kong	—	7,248,403	—	7,248,403
Italy	—	491,739	—	491,739
Japan	—	13,251,188	—	13,251,188
Netherlands	456,189	—	—	456,189
Portugal	—	897,386	—	897,386
Singapore	—	1,719,514	—	1,719,514
Switzerland	948,167	9,056,058	—	10,004,225
United Kingdom	—	15,819,369	—	15,819,369
United States	110,316,742	—	—	110,316,742
Total Common Stock	120,079,720	76,393,004	—	196,472,724
Total Investments, at fair value	$120,079,720	$76,393,004	$—	$196,472,724
Other Financial Instruments+
Forward Foreign Currency Contracts	—	1,059,251	—	1,059,251
Futures	149,207	—	—	149,207
Total Assets	$120,228,927	$77,452,255	$—	$197,681,182

See Accompanying Notes to Financial Statements

Voya Global Advantage and Premium Opportunity Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of August 31, 2016 (Unaudited) (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at August 31, 2016
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(438)	$—	$(438)
Futures	(101,705)	—	—	(101,705)
Written Options	—	(830,909)	—	(830,909)
Total Liabilities	$(101,705)	$(831,347)	$—	$(933,052)

(1)	For the period ended August 31, 2016, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period. At August 31, 2016, securities valued at $2,451,048 were transferred from Level 1 to Level 2 within the fair value hierarchy.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the portfolio of investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At August 31, 2016, the following forward foreign currency contracts were outstanding for Voya Global Advantage and Premium Opportunity Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
The Royal Bank of Scotland PLC	EU Euro	310,637	Buy	09/30/16	$347,375	$346,937	$(438)
							$(438)
Barclays Bank PLC	Australian Dollar	9,388,648	Sell	09/30/16	7,185,814	7,050,963	134,851
Barclays Bank PLC	Canadian Dollar	10,928,341	Sell	09/30/16	8,449,707	8,334,585	115,122
Barclays Bank PLC	Swiss Franc	8,828,894	Sell	09/30/16	9,108,013	8,992,604	115,409
Barclays Bank PLC	British Pound	12,310,718	Sell	09/30/16	16,208,630	16,177,468	31,162
The Royal Bank of Scotland PLC	Hong Kong Sar Dollar	57,323,236	Sell	09/30/16	7,393,382	7,391,553	1,829
The Royal Bank of Scotland PLC	British Pound	199,147	Sell	09/30/16	262,125	261,698	427
The Royal Bank of Scotland PLC	Japanese Yen	1,361,676,843	Sell	09/30/16	13,546,772	13,178,147	368,625
The Royal Bank of Scotland PLC	EU Euro	90,862	Sell	09/30/16	101,772	101,480	292
Societe Generale	EU Euro	19,809,155	Sell	09/30/16	22,413,449	22,123,974	289,475
Societe Generale	Japanese Yen	17,826,846	Sell	09/30/16	174,585	172,526	2,059
							$1,059,251

At August 31, 2016, the following futures contracts were outstanding for Voya Global Advantage and Premium Opportunity Fund:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
EURO STOXX 50® Index	167	09/16/16	$5,644,283	$55,096
FTSE 100 Index	113	09/16/16	10,069,439	(76,623)
Nikkei 225 Index	61	09/08/16	4,977,456	94,111
S&P 500 E-Mini	87	09/16/16	9,437,325	(25,082)
			$30,128,503	$47,502

See Accompanying Notes to Financial Statements

Voya Global Advantage and Premium Opportunity Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of August 31, 2016 (Unaudited) (continued)

At August 31, 2016, the following over-the-counter written options were outstanding for Voya Global Advantage and Premium Opportunity Fund:
Number of Contracts/ Notional Amount	Counterparty	Description	Exercise Price	Expiration Date	Premiums Received	Fair Value
Options on Indices
800	BNP Paribas Bank	Call on EURO STOXX 50® Index	3,006.136 EUR	09/02/16	$51,073	$(21,499)
1,000	BNP Paribas Bank	Call on EURO STOXX 50® Index	3,025.575 EUR	10/07/16	59,987	(73,987)
1,000	Morgan Stanley	Call on EURO STOXX 50® Index	3,020.490 EUR	09/16/16	52,029	(48,470)
700	Morgan Stanley	Call on FTSE 100 Index	6,652.080 GBP	09/02/16	86,438	(119,481)
600	Morgan Stanley	Call on FTSE 100 Index	6,808.510 GBP	09/16/16	53,667	(41,127)
600	Morgan Stanley	Call on FTSE 100 Index	6,919.440 GBP	10/07/16	59,657	(33,270)
25,400	BNP Paribas Bank	Call on Nikkei 225 Index	16,693.470 JPY	10/07/16	79,792	(120,823)
21,100	BNP Paribas Bank	Call on Nikkei 225 Index	17,008.435 JPY	09/02/16	77,818	(8,670)
25,700	Citigroup, Inc.	Call on Nikkei 225 Index	16,575.000 JPY	09/16/16	73,041	(112,396)
9,700	BNP Paribas Bank	Call on S&P 500 Index	2,183.939 USD	09/02/16	215,780	(17,782)
9,500	BNP Paribas Bank	Call on S&P 500 Index	2,195.757 USD	09/16/16	169,608	(58,491)
9,500	Morgan Stanley	Call on S&P 500 Index	2,192.809 USD	10/07/16	214,923	(174,913)
			Total Written OTC Options		$1,193,813	$(830,909)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of August 31, 2016 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$1,059,251
Equity contracts	Net Assets — Unrealized appreciation*	149,207
Total Asset Derivatives		$1,208,458
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$438
Equity contracts	Net Assets — Unrealized depreciation*	101,705
Equity contracts	Written options, at fair value	830,909
Total Liability Derivatives		$933,052

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended August 31, 2016 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Written options	Total
Equity contracts	$—	$664,953	$(2,545,543)	$(1,880,590)
Foreign exchange contracts	(2,491,486)	—	—	(2,491,486)
Total	$(2,491,486)	$664,953	$(2,545,543)	$(4,372,076)

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Written options	Total
Equity contracts	$—	$89,604	$344,583	$434,187
Foreign exchange contracts	412,259	—	—	412,259
Total	$412,259	$89,604	$344,583	$846,446

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

Voya Global Advantage and Premium Opportunity Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of August 31, 2016 (Unaudited) (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at August 31, 2016:

	Barclays Bank PLC	BNP Paribas Bank	Citigroup, Inc.	Morgan Stanley	Societe Generale	The Royal Bank of Scotland Group PLC	Totals
Assets:
Forward foreign currency contracts	$396,544	$—	$—	$—	$291,534	$371,173	$1,059,251
Total Assets	$396,544	$—	$—	$—	$291,534	$371,173	$1,059,251
Liabilities:
Forward foreign currency contracts	$—	$—	$—	$—	$—	$438	$438
Written options	—	301,252	112,396	417,261	—	—	830,909
Total Liabilities	$—	$301,252	$112,396	$417,261	$—	$438	$831,347

Net OTC derivative instruments by counterparty, at fair value	$396,544	$(301,252)	$(112,396)	$(417,261)	$291,534	$370,735	$227,904

Total collateral pledged by the Fund/(Received from counterparty)	$—	$301,252	$—	$417,261	$—	$—	$718,513

Net Exposure(1)(2)	$396,544	$—	$(112,396)	$—	$291,534	$370,735	$946,417

(1)	As of August 31, 2016, the Fund had pledged the below amounts in cash collateral to the following counterparties disclosed above. Excess cash collateral is not shown for financial reporting purposes in the table above.

Counterparty	Cash collateral pledged
Barclays Bank PLC	$270,000
BNP Paribas Bank	730,000
Morgan Stanley	420,000
Societe Generale	460,000
The Royal Bank of Scotland Group PLC	520,000
$2,400,000

(2)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

Supplemental Option Information (Unaudited)

Supplemental Call Option Statistics as of August 31, 2016:
% of Total Net Assets against which calls written	49.61%
Average Days to Expiration at time written	47 days
Average Call Moneyness* at time written	ATM
Premium received for calls	$1,193,813
Value of calls	$(830,909)

*	“Moneyness” is the term used to describe the relationship between the price of the underlying asset and the option’s exercise or strike price. For example, a call (buy) option is considered “in-the-money” when the value of the underlying asset exceeds the strike price. Conversely, a put (sell) option is considered “in-the-money” when its strike price exceeds the value of the underlying asset. Options are characterized for the purpose of Moneyness as, “in-the-money” (“ITM”), “out-of-the-money” (“OTM”) or “at-the-money” (“ATM”), where the underlying asset value equals the strike price.

See Accompanying Notes to Financial Statements

SHAREHOLDER MEETING INFORMATION (Unaudited)

Proposal:

1	At this meeting, a proposal was submitted to elect four members of the Board of Trustees to represent the interests of the holders of the Fund, with all four individuals to serve as Class II Trustees, for a term of three-years, and until the election and qualification of their successors.

An annual shareholder meeting of Voya Global Advantage and Premium Opportunity Fund was held July 7, 2016, at the offices of Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

		Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Class II Trustees	Voya Global Advantage and Premium Opportunity Fund
	John V. Boyer	1	*	15,993,947.600	546,619.000	0.000	0.000	16,540,566.600
	Patricia W. Chadwick	1	*	15,988,277.600	552,289.000	0.000	0.000	16,540,566.600
	Sheryl K. Pressler	1	*	16,041,945.600	498,621.000	0.000	0.000	16,540,566.600
	Christopher P. Sullivan	1	*	16,053,981.600	486,585.000	0.000	0.000	16,540,566.600

*	Proposal Passed

ADDITIONAL INFORMATION (Unaudited)

During the period, there were no material changes in the Fund’s investment objective or policies that were not approved by the shareholders or the Fund’s charter or by-laws or in the principal risk factors associated with investment in the Fund.

The Fund may lend portfolio securities in an amount equal to up to 33 1/3% of its managed assets to broker dealers or other institutional borrowers, in exchange for cash collateral and fees. The Fund may use the cash collateral in connection with the Fund’s investment program as approved by the Investment Adviser, including generating cash to cover collateral posting requirements. Although the Fund has no current intention to do so, it may use the cash collateral to generate additional income. The use of cash collateral in connection with the Fund’s investment program may have a leveraging effect on the Fund, which would increase the volatility of the Fund and could reduce its returns and/or cause a loss.

The Fund intends to engage in lending portfolio securities only when such lending is secured by cash or other permissible collateral in an amount at least equal to the market value of the securities loaned. The Fund will maintain cash, cash equivalents or liquid securities holdings in an amount sufficient to cover its repayment obligation with respect to the collateral, marked to market on a daily basis.

Securities lending involves the risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. Loans will be made only to organizations whose credit quality or claims paying ability is considered by the sub-advisers to be at least investment grade. The financial condition of the borrower will be monitored by the Investment Adviser on an ongoing basis. The Fund will not lend portfolio securities subject to a written American style covered call option contract. The Fund may lend portfolio securities subject to a written European style covered call option contract as long as the lending period is less than or equal to the term of the covered call option contract.

The Fund was granted exemptive relief by the SEC (the “Order”) which, under the 1940 Act, would permit the Fund, subject to Board approval, to include realized long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year) (“Managed Distribution Policy”). The Fund may in the future adopt a Managed Distribution Policy.

Dividend Reinvestment Plan

Unless the registered owner of Common Shares elects to receive cash by contacting Computershare Shareowner Services LLC (the “Plan Agent”), all dividends declared on Common Shares of the Fund will be automatically reinvested by the Plan Agent for shareholders in additional Common Shares of the Fund through the Fund’s Dividend Reinvestment Plan (the “Plan”). Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares of the Fund for you. If you wish for all dividends declared on your Common Shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Agent will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. Open-market purchases and sales are usually made through a broker affiliated with the Plan Agent.

If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the NAV per Common Share, the Plan Agent will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Agent will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Agent will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the

ADDITIONAL INFORMATION (Unaudited) (continued)

payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases.

The Fund pays quarterly Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date, which typically will be approximately ten days.

If, before the Plan Agent has completed its Open-Market Purchases, the market price per common share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Agent is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making Open-Market Purchases and will invest the un-invested portion of the Dividend amount in Newly Issued Common Shares at the NAV per common share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a partial or full sale of shares through the Plan Agent are subject to a $15.00 sales fee and a $0.10 per share brokerage commission on purchases or sales, and may be subject to certain other service charges.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All questions concerning the Plan or a request to terminate participation should be directed to the Fund’s Shareholder Service Department at (800) 992-0180.

Key Financial Dates — Calendar 2016 Distributions:

Declaration Date	Ex Date	Record Date	Payable Date
15-Mar-16	1-Apr-16	5-Apr-16	15-Apr-16
15-Jun-16	1-Jul-16	6-Jul-16	15-Jul-16
15-Sep-16	3-Oct-16	5-Oct-16	17-Oct-16
15-Dec-16	28-Dec-16	30-Dec-16	17-Jan-17

Record date will be two business days after each Ex-Dividend Date. These dates are subject to change.

Stock Data

The Fund’s common shares are traded on the NYSE (Symbol: IGA).

Repurchase of Securities by Closed-End Companies

In accordance with Section 23(c) of the 1940 Act, and Rule 23c-1 under the 1940 Act the Fund may from time to time purchase shares of beneficial interest of the Fund in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.

Number of Shareholders

The number of record holders of Common Stock as of August 31, 2016 was 13, which does not include approximately 8,080 beneficial owners of shares held in the name of brokers of other nominees.

Certifications

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund’s CEO submitted the Annual CEO Certification on July 22, 2016 certifying that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal controls over financial reporting.

(THIS PAGE INTENTIONALLY LEFT BLANK)

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
Computershare Shareowner Services LLC
480 Washington Boulevard
Jersey City, New Jersey 07310-1900

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Toll-Free Shareholder Information
Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at (800) 992-0180

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com	163318 (0816-102116)

Item 2. Code of Ethics.

Not required for semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5. Audit Committee of Listed Registrants.

Not required for semi-annual filing.

Item 6. Schedule of Investments.

Complete schedule of investments filed herein.

Voya Global Advantage and Premium Opportunity Fund	PORTFOLIO OF INVESTMENTS as of August 31, 2016 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.5%
		Australia: 3.4%
42,154		Challenger Ltd.	290,655	0.1
686,969		Fortescue Metals Group Ltd.	2,528,044	1.2
557,163		Harvey Norman Holdings Ltd.	2,249,006	1.1
516,946		Scentre Group	1,928,567	1.0
			6,996,272	3.4

		Austria: 2.1%
35,877		Lenzing AG	4,250,741	2.1

		Belgium: 0.5%
11,366		UCB S.A.	934,270	0.5

		Canada: 4.1%
15,592		Canadian Imperial Bank of Commerce	1,237,706	0.6
56,498		National Bank Of Canada	1,985,659	1.0
106,980		Toronto-Dominion Bank	4,773,882	2.3
89,248		Yamana Gold, Inc. (CAD)	361,375	0.2
			8,358,622	4.1

		Denmark: 0.5%
33,287		Danske Bank A/S	977,062	0.5

		Finland: 2.4%
84,340		Neste Oyj	3,512,945	1.7
66,468		UPM-Kymmene OYJ	1,336,004	0.7
			4,848,949	2.4

		France: 3.6%
42,283		AXA S.A.	889,941	0.4
5,225		Cie Generale des Etablissements Michelin	556,965	0.3
31,346		Total S.A.	1,497,597	0.7
58,069		Vinci S.A.	4,411,909	2.2
			7,356,412	3.6

		Germany: 1.3%
10,271		Muenchener Rueckversicherungs-Gesellschaft AG	1,854,746	0.9
8,176		RTL Group SA	690,895	0.4
			2,545,641	1.3

		Hong Kong: 3.6%
381,551		CLP Holdings Ltd.	3,910,789	1.9
343,000		Wharf Holdings Ltd.	2,417,304	1.2
216,500		Yue Yuen Industrial Holdings	920,310	0.5
			7,248,403	3.6

		Italy: 0.2%
111,280		Enel S.p.A.	491,739	0.2

		Japan: 6.5%
326,000		All Nippon Airways Co., Ltd.	887,125	0.4
109,000		Asahi Glass Co., Ltd.	694,035	0.3
8,200		East Japan Railway Co.	704,182	0.4
55,100		Hitachi Chemical Co., Ltd.	1,189,487	0.6
89,200		Itochu Corp.	1,053,354	0.5
96,100		Japan Airlines Co. Ltd.	2,933,176	1.4
77,000		Kajima Corp.	517,179	0.3
89,800		Nippon Telegraph & Telephone Corp.	3,948,422	1.9
4,600		Shimamura Co., Ltd.	532,488	0.3
8,600		Tokyo Electron Ltd.	791,740	0.4
			13,251,188	6.5

		Netherlands: 0.2%
21,491	@	ASR Nederland NV	456,189	0.2

		Portugal: 0.4%
267,110		EDP - Energias de Portugal SA	897,386	0.4

		Singapore: 0.8%
130,400		United Overseas Bank Ltd.	1,719,514	0.8

		Switzerland: 4.9%
24,097		Actelion Ltd. - Reg	4,016,277	1.9
7,470		Chubb Ltd.	948,167	0.5
9,221	@	Partners Group	4,230,461	2.1
9,577		Swiss Re Ltd.	809,320	0.4
			10,004,225	4.9

		United Kingdom: 7.8%
472,319		BP PLC	2,655,173	1.3
73,749		British American Tobacco PLC	4,575,568	2.3
32,272		Diageo PLC	894,414	0.4
83,755		Imperial Brands PLC	4,393,215	2.2
239,864		National Grid PLC	3,300,999	1.6
			15,819,369	7.8

		United States: 54.2%
60,416		Aflac, Inc.	4,481,659	2.2
7,124	@	Alphabet, Inc. - Class A	5,626,891	2.8
2,013	@	Alphabet, Inc. - Class C	1,544,072	0.8
20,301		Altria Group, Inc.	1,341,693	0.7
23,697		American Electric Power Co., Inc.	1,530,115	0.7
3,193		Amgen, Inc.	543,002	0.3
298,013		Annaly Capital Management, Inc.	3,191,719	1.6
14,101		Apple, Inc.	1,496,116	0.7
132,780		AT&T, Inc.	5,428,046	2.7
28,689		Best Buy Co., Inc.	1,103,953	0.5
13,964		Bristol-Myers Squibb Co.	801,394	0.4
39,299		CA, Inc.	1,332,629	0.6
13,962		Campbell Soup Co.	847,773	0.4
26,203		CenturyLink, Inc.	728,443	0.3
41,495		Cisco Systems, Inc.	1,304,603	0.6
33,026		Citigroup, Inc.	1,576,661	0.8
12,771		Colgate-Palmolive Co.	949,396	0.5
51,405		Corning, Inc.	1,166,380	0.6
15,399		Darden Restaurants, Inc.	949,194	0.5
82,420		Delta Air Lines, Inc.	3,028,935	1.5
11,178		Deluxe Corp.	762,004	0.4

See Accompanying Notes to Financial Statements

Voya Global Advantage and Premium Opportunity Fund	PORTFOLIO OF INVESTMENTS as of August 31, 2016 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States: (continued)
73,857	Discover Financial Services	4,431,420	2.2
13,944	Dr Pepper Snapple Group, Inc.	1,306,553	0.6
132,395	Duke Realty Corp.	3,722,947	1.8
20,769	EMC Corp.	602,093	0.3
4,635	Equifax, Inc.	611,357	0.3
59,535	Foot Locker, Inc.	3,907,877	1.9
28,346	Ford Motor Co.	357,160	0.2
49,873	Gilead Sciences, Inc.	3,909,046	1.9
96,983	Intel Corp.	3,480,720	1.7
41,294	Interpublic Group of Cos., Inc.	955,543	0.5
19,657	Kroger Co.	628,827	0.3
8,180	Lear Corp.	951,252	0.5
77,248	Merck & Co., Inc.	4,850,402	2.4
33,332	@ Michael Kors Holdings Ltd.	1,631,601	0.8
24,380	Microsoft Corp.	1,400,875	0.7
30,889	Murphy Oil Corp.	825,354	0.4
16,051	Omnicom Group, Inc.	1,382,473	0.7
148,643	Pfizer, Inc.	5,172,776	2.5
32,870	Philip Morris International, Inc.	3,284,699	1.6
20,130	Public Service Enterprise Group, Inc.	860,759	0.4
18,942	Qualcomm, Inc.	1,194,672	0.6
22,050	Rockwell Collins, Inc.	1,845,365	0.9
20,085	Scripps Networks Interactive - Class A	1,272,786	0.6
46,201	@ Spirit Aerosystems Holdings, Inc.	2,116,930	1.0
4,568	Stryker Corp.	528,335	0.3
7,907	Tesoro Corp.	596,346	0.3
17,276	Texas Instruments, Inc.	1,201,373	0.6
18,840	Torchmark Corp.	1,218,571	0.6
78,484	Transocean Ltd.	761,295	0.4
10,701	United Technologies Corp.	1,138,907	0.6
22,201	UnitedHealth Group, Inc.	3,020,446	1.5
9,279	US Bancorp	409,668	0.2
34,688	Valero Energy Corp.	1,919,981	0.9
63,705	Visa, Inc. - Class A	5,153,735	2.5
43,324	Yum! Brands, Inc.	3,929,920	1.9
		110,316,742	54.2

	Total Common Stock
	(Cost $180,218,857)	196,472,724	96.5

	Assets in Excess of Other Liabilities	7,078,851	3.5
	Net Assets	$203,551,575	100.0

@	Non-income producing security.

Cost for federal income tax purposes is $180,218,869.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$21,164,110
Gross Unrealized Depreciation	(4,910,255)

Net Unrealized Appreciation	$16,253,855

See Accompanying Notes to Financial Statements

 2

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant is required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Global Advantage and Premium Opportunity Fund

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: November 4, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: November 4, 2016

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: November 4, 2016